UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):     December 4, 2012

INTERNATIONAL FUEL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

7777 Bonhomme, Suite 1920	63105
St. Louis, Missouri	(Zip Code)
(Address of principal executive offices)

(314) 727-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.                      Submission of Matters to a Vote of Security Holders

On December 4, 2012, International Fuel Technology, Inc. (the “Company”) held its annual meeting of stockholders.  At this meeting, the following directors were elected to the Company’s Board of Directors:  Jonathan R. Burst, Rex Carr, Michael Gianino, Gary Kirk and David B. Norris.  All directors will serve until the Company’s next annual meeting and until their successors shall have been duly qualified and elected.

The votes with respect to each nominee and with respect to the other matters voted on by stockholders at the meeting are set forth below:

Proposal No. 1:

Election of directors:
	For	Withheld	Broker Non-Votes
Jonathan R. Burst	41,884,189	505,519	38,107,076
Rex Carr	42,041,665	348,043	38,107,076
Michael Gianino	42,267,447	122,261	38,107,076
Gary Kirk	42,032,889	356,819	38,107,076
David B. Norris	42,250,533	139,175	38,107,076

Proposal No. 2:
	For	Against	Abstain
Ratification of the appointment of the Company’s independent registered public accounting firm, BDO USA, LLP, for the fiscal year ending December 31, 2012	79,510,205	429,547	557,032

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2012

INTERNATIONAL FUEL TECHNOLOGY, INC.

	By:	/s/ Jonathan R. Burst
	Name:	Jonathan R. Burst
	Title:	Chief Executive Officer